UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2014

ZAP
(Exact name of Registrant as specified in its charter)

California	03-03000	94-3210624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fourth Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure
On August 12, 2014, the Company issued a press release announcing that its subsidiary, Jonway Auto, is realigning its production resources to support increased production of its electric vehicles by adding three production lines in its manufacturing plant in Zhejiang Province. These additional production lines will allow Jonway Auto to meet the increased demand for its electric vehicles.

A copy of the press release is attached as an exhibit to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

Exhibit No.                                              Description

     99.1                                                      Press Release dated August 12, 2014.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: August 13, 2014	By:	/s/ Chuck Schillings
Chuck Schillings
Co-Chief Executive Officer

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